INDEX TO BUSINESS LEASE

PROPERTY:                           2200 BUILDING

LANDLORD:                           MARION WENTWORTH
                                    2200 N.W. 2nd Avenue
                                    Boca Raton, FL

TENANT:                             CLASSIC RESTAURANTS INTERNATIONAL, INC.
           3833 South Banana River Boulevard, Suite 403
                      Cocoa Beach, FL 32931


         ARTICLE I       -DEFINITION                           2
         ARTICLE II      -EXHIBITS                             3
         ARTICLE III     -PREMISES                             3
         ARTICLE IV      -COMMON AREAS                         4
         ARTICLE V       -IMPROVEMENTS                         4
         ARTICLE VI      -PLANS                                6
         ARTICLE VII     -USE                                  6
         ARTICLE VIII    -TERM                                 7
         ARTICLE IX      -RENTAL COMMENCEMENT DATE             8
         ARTICLE X       -RENTAL                               9
         ARTICLE XI      -SECURITY DEPOSIT                     9
         ARTICLE XII     -ADDITIONAL RENT                      10
         ARTICLE XIII    -SIGNS                                11
         ARTICLE XIV     -REPAIRS AND ALTERATIONS              12
         ARTICLE XV      -LIENS                                13
         ARTICLE XVI     -INDEMNITY AND INSURANCE              14
         ARTICLE XVII    -GENERAL RULES AND REGULATIONS        17
         ARTICLE XVIII   -SUBORDINATION AND ATTORNMENT
                          BY TENANT                            18
         ARTICLE XIX     -RIGHTS OF LANDLORD                   19
         ARTICLE XX      -ASSIGNMENT AND SUBLETTING            20
         ARTICLE XXI     -DAMAGE OR DESTRUCTION                21
         ARTICLE XXII    -CONDEMNATION                         22
         ARTICLE XXIII   -DEFAULT                              24
         ARTICLE XXIV    -NOTICES                              26
         ARTICLE XXV     -MISCELLANEOUS                        26

         EXHIBIT "A"     -RADON                                33
         EXHIBIT "B"     -GUARANTY                             34

         ADDENDUM "A"    -OPTION TO PURCHASE                   35
         ADDENDUM "B"    -OPTION TO RENEW                      36


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                              LEASE

         THIS INDENTURE OF LEASE MADE AND ENTERED INTO AT Palm Beach, Florida, this 7TH day of OCTOBER, 1992, by and between MARION WENTWORTH, hereinafter called "LANDLORD", and CLASSIC RESTAURANTS INTERNATIONAL, INC., a Florida corporation, hereinafter called "TENANT", whose mailing address is: 3833 SOUTH BANANA RIVER BOULEVARD, SUITE 403, COCOA BEACH, FL 32931.

                       W I T N E S S E T H

         Section 1.1 - DEFINED TERMS

         Wherever used in this Lease, the following terms shall be construed to mean as follows:

         (a) "PROPERTY" shall mean those buildings, land and common areas which are owned by the landlord and known as the 2200 Property located at 2200 N.W. 2nd Avenue, Boca Raton,
Florida, consisting of a two story multi use facility.

         (b) "PREMISES" shall mean the entire first floor of the building.

         (c) "COMMON AREAS" shall mean all that vacant, landscape or improved area in said Property provided for by the Landlord for the common or joint use and benefit of the tenants and occupants of the Property, their employees, agents, servants, customers, and other invitees, including without limitation, the parking areas, driveways, aisles, sidewalks, loading docks, passageways, stairs, ramp, and other common service areas subject to the conditions hereinafter set forth.

         (d) "LEASE YEAR" as used herein shall mean each consecutive twelve-month period beginning with the 1ST day of DECEMBER, 1992, and each anniversary date thereof. The First Lease Year shall also include any period of time for which Tenant is obligated to pay rent between the Rental Commencement Date and the commencement date of the Term. Said period of time shall be known as the "FIRST PARTIAL LEASE YEAR."


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                            ARTICLE II
                             EXHIBITS

         Section 2.1 -     EXHIBITS

         The following exhibits are attached hereto and made a part of this Lease:

         EXHIBIT "A"                -       RADON GAS
         EXHIBIT "B"                -       GUARANTY

         ADDENDUM "A"               -       OPTION TO PURCHASE
         ADDENDUM "B"               -       OPTION TO RENEW [check mark]

                           ARTICLE III
                             PREMISES

         Section 3.1       -        PREMISES

         In consideration of the payment of all Rentals and the performance of the covenants as hereinafter set forth, the Landlord demises unto Tenant, and Tenant leases form Landlord, subject to all conditions, easements and encumbrances of record, for the Term and upon the terms and conditions set forth in this Lease, the Premises described as follows:

         (a)      Address 2200 N.W. 2ND AVENUE, BOCA RATON, FLORIDA

         (b) The entire first floor of the building containing approximately 8,500 square feet plus Patio area of approximately [check mark] 2,000 square feet.

         Section 3.2 - LANDLORD'S RESERVATION

         Landlord reserves to itself the roof and exterior walls of the building containing the Premises and of the Premises, and reserves the right to place, maintain, repair and replace utility lines, pipes, ducts, conduits, wires and tunneling and the like in, over, under and through the Premises as are reasonably necessary or advisable for the servicing of the Premises or of other portions of the Property development in locations which will not materially interfere with Tenant's use of its Premises.


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



                            ARTICLE IV
                           COMMON AREAS

         Section 4.1 - USE COMMON AREAS

         (a) Landlord grants to Tenant and its agents, employees and customers, a non-exclusive licence to use the common areas in common with other tenants, their agents, employees and customers during the Term of this Lease and any renewal period thereof, subject to the exclusive control and management thereof at all times by Landlord and subject further to the rights of Landlord as set forth in Section 4.2 herein.

         (b) No tenant, organization, individual, or any other entity shall use the Common Areas for any other purpose than herein designated, nor shall anyone have the right to authorize the use of any of the Common Areas except the Landlord herein.

         Section 4.2 - MANAGEMENT AND OPERATION OF COMMON AREAS

         (a) Landlord will operate and maintain or will cause to be operated and maintained, the Common Areas in a manner deemed by Landlord to be reasonable and appropriate and in the best interest of the Property. Landlord will have the right to (1) establish, modify and enforce reasonable and uniform rules and regulations with respect to the Common Areas; (2) to enter into, modify and terminate easements and other agreements pertaining to the use and maintenance of the parking areas and other Common Areas; (3) to provide for employee parking and formulate rules and regulations for the same; (4) to close all or any portion of said parking areas or other Common Areas to such extent as may in the opinion of the Landlord be necessary to prevent a dedication thereof or the accrual of any right to any person or to the public thereof; (5) to close temporarily any or all portions of the Common Areas for repair or refurbishing; (6) to discourage non-customer parking; (7) to do such other acts in and to said areas and improvements as in the exercise of good business management, Landlord shall deem to be advisable.

         (b) All expenses in connection with the said maintenance and operation of the Common Areas shall be charged to and paid for by the Landlord.

                            ARTICLE V
                           IMPROVEMENTS

         Section 5.1 - TENANT'S IMPROVEMENT

         (a)      Tenant shall at its own expense:


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                  (i)  Construct  the  remainder of said Premises
and  installations  therein  as shown  in  Tenant's  Plan  and/or
Specifications  as  approved  by  the  Landlord,   or  Landlord's
Architect. Any installation to be made or work to be performed by the Tenant on or for the Premises shall be first approved in writing by the Landlord prior to commencement of any work by Tenant.

                  (ii) Secure all permits and licenses  necessary
for the construction of any its installations and the prosecution
of  its  work,   and  Tenant  shall  comply  with  all  laws  and
regulations relating to the conduct of said work. However, in the event that it is necessary for the Landlord to secure such [check mark] building or remodeling permits, Landlord shall do the same with [marking] all costs to be borne by Tenant.

                  (iii) Provide and pay for all water, sewer, electricity, heat and other utility used by Tenant or its agents for construction work on its Premises.

                  (iv) From the commencement of construction to the termination thereof, Tenant shall obtain on behalf of itself, or any of its contractors or subcontractors, all necessary insurance protection including, but not limited to, Builder's Risk Insurance in an amount equal to the contract price of Tenant's improvements, Workmen's Compensation, as required by State statute, Employers Liability Insurance, in the amount of $100,000.00, or any other employee benefit insurance required by State or Federal law. The Landlord shall be named a party beneficiary in any of said policies.

                  (v) All materials, equipment and appliances used in construction and all trade fixtures installed shall be new and first quality items.

         Section 5.2 - TENANT'S TRADE FIXTURES

         All trade fixtures, signs and apparatus (as distinguished from leasehold improvements) owned by tenants and installed in the Premises shall remain the property of Tenant and shall be removable at any time, including upon the expiration of the term; provided Tenant shall not at such time be in default of any terms or covenants of this Lease; and provided further that Tenant shall repair any damage to the Premises caused by the removal of said fixtures. If Tenant is in default, Landlord shall have the benefit of any applicable lien on Tenant's property located in or on the Premises as may be permitted under the laws of Florida, and in the event such lien is asserted by Landlord in any manner or by operation of law, Tenant shall not remove or permit the removal of said property until the lien has been removed and all defaults have been cured.Any of Tenant's property not removed by Tenant may be


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construed  by Landlord  as  abandoned  by Tenant or Landlord  may order Tenant to remove said items or have the same removed at Tenant's expense.

         Section 5.3 - CONSTRUCTION LIEN

         Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by interference or otherwise, to any contractor, subcontractor, laborer or materialman for the specific performance of any labor or the furnishing of any materials or equipment for any specific improvement, alteration to or repair of the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials on behalf of the Landlord that would give arise to the filing of any lien against the Premises or the Property.

                            ARTICLE VI
                       SUBMISSION OF PLANS

         Tenant shall prepare, at its sole cost and expense, complete plans and specifications for all of Tenant's work and shall submit such Plans and Specification to Landlord or Landlord's designated representative for approval prior to commencement of any work.

                           ARTICLE VII
                               USE

         Section 7.1 - USE

         Tenant shall use and occupy the Premises solely for restaurant, lounge, supper club, and\or dinner theater.

         Section 7.2 - PROHIBITIONS ON USE

         (a) Tenant shall not use or permit or suffer the Premises, or any part thereof, to be used by anyone else or for any other business or purpose than that specifically defined and permitted by this Section.

         (b) Tenant shall not permit the Premises to be used in any way which will injure the reputation of, be a nuisance, annoyance, or do damage to, the other tenants of the Property or the Landlord, including, without limitation, the sale of material and merchandise objectional to Landlord and the use of audio devices, machinery and equipment creating noise or the committing of acts which will disturb, impair or interfere with the use and enjoyment of the other tenants of their respective Premises within the Property.



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         (c) Tenant  agrees not to use or allow said  Premises to
be used for any auction, fire, bankruptcy or "going out of business" sales therein.

         (d) Tenant shall not use the Premises in violation of any State law, County or City Ordinances.

         Section 7.3 - HOURS OF OPERATION

         Tenant will operate the business during the normal hours of Dinner Theater operation in accordance with City, County, and [check mark] State laws governing such operation. The business will operate at least five days each week based on seasonal trends.

         Section 7.4 - MANNER OF OPERATION OF BUSINESS

         (a) Tenant agrees that the above business is to be conducted in a reputable manner, in keeping with good practices as established in the trade. Tenant shall keep upon said Premises an adequate staff of employees and a full and complete stock of merchandise during business hours throughout the Term of this Lease so as to insure a maximum volume of business in and from its Premises.

         (b) Tenant agrees to assume full responsibility at its own cost to keep and maintain the Premises neat, clean, in proper repair and decor, and free from waste and offensive odors, and in an orderly and sanitary condition, free of vermin, rodents, bugs and other pests. Tenant shall daily insure that the parking lot and common areas are free of trash and\or debris CAUSED BY [check mark] TENANT'S CUSTOMERS at Tenant's expense. If Tenant fails to properly maintain the parking lot, Landlord shall have the right to engage said service as is reasonably required to insure compliance with the cost to be reimbursed by Tenant as Additional
Rent.

                           ARTICLE VIII
                               TERM

         Section 8.1 - TERM

         The Term of this lease shall be for a period of FIVE (5) years, commencing on DECEMBER 1, 1992, and expiring on NOVEMBER [check mark] 31, 1997.

         Section 8.2 - HOLDING OVER

         If, at the expiration of the Term of this Lease or any renewal thereof, Tenant continues to occupy the Premises with or without the Landlord's consent, the tenancy under this Lease shall become month-to-month terminable by either party on thirty
(30) days written notice. The Tenant shall be subject to all the conditions


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of the previous  Lease  excepting the Term thereof,  and shall be further subject to any changes which Landlord has given Tenant, in writing, during any thirty (30) day period for the following thirty (30) day period.

         Section 8.3 - TERMINATION

         (a) This Lease shall terminate at the end of the Term without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate or quit the Premises and agrees that Landlord shall be entitled to the benefit of all provisions under this Lease respecting the summary recovery of possession of the Premises from a tenant holding over to the same extent as if statutory notice has been given.

         (b) For the period of three (3) months prior to the Term, Landlord shall have the right to display on the exterior of the Premises the customary sign "For Rent" and during such period, Landlord may show the Premises and all parts thereof to prospective Tenants during normal business hours.
         (c) Tenant shall deliver and surrender to Landlord possession of the Premises upon the expiration of this Lease or its termination in any way, in as good condition and repair as the same shall be at the commencement of said Lease, except ordinary wear and tear and casualty loss covered by insurance proceeds.

         (d) The Tenant shall have no right to quit the Premises, cease to operate its business, cancel or terminate this Lease except as said right is expressly granted to the Tenant herein.

         (e) This Lease shall terminate in the event that the business operated by Tenant shall be closed for a period of [check mark] sixteen (16) consecutive days, whereupon such continuous closing shall be deemed an abandonment of the Premises.

                            ARTICLE IX
                     RENTAL COMMENCEMENT DATE

         Section 9.1 - COMMENCEMENT DATE

         (a) The date upon which the Tenant shall be obligated to
commence the payment of rent and all additional  charges shall be
known  as  the  "Rental   Commencement  Date"  and  such  "Rental
Commencement Date" shall be November 15, 1992.

         (b) Should Tenant's obligation to pay rent commence on a day other than the first day of a calendar month, the Rental Commencement Date for the purpose of this Section shall be the first day of the calendar month next following and the Tenant shall be liable for rent and all other charges due for said previous

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partial  month  on a Per Diem  basis.  Payment  of said  rent and charges shall be due and payable on the Rental Commencement Date.

                            ARTICLE X
                              RENTAL

         Section 10.1 - FIXED RENT

         (a) Tenant hereby covenants and agrees to pay to the Landlord, without deduction or set-off and without demand, at its office or such other place as Landlord may, from time to time, designate, as Fixed Rent for the Premises, the sum of $ 84,000.00 per annum, payable in equal monthly installments of $ 7,000.00 (plus 1\24th of the Real Estate Taxes, 1\2 of the electricity, 1\2 of Waste Disposal, and 1\2 of water as hereinafter set forth).

         (b) A late  charge of ten (10%) of the  payment due will
be payable by Tenant on all payments received later that ten (10)
days after the payment is due.                                    [check mark]

         (c) Should any government taxing authority acting under any present or future law, ordinance, or regulation, levy, assess, or impose a tax excise and/or assessment (other than an income or franchise tax) upon the Tenant for rentals payable by Tenant to Landlord, either by way of substitution for or in addition to any existing tax on land and buildings or otherwise, Tenant shall be responsible for and shall pay such tax, excise and/or assessment, or shall reimburse the Landlord for the amount thereof, as the case may be. In addition, Tenant shall pay any tax now or hereafter levied on said rent such as the presently existing sales tax.

         (d) The Landlord by execution hereof, hereby acknowledges the receipt of the sum of Twenty Thousand Three Hundred Two and 60\100 Dollars ($20,302.60) plus the sum of Seven Thousand and no\100 Dollars ($7,000.00) as set forth for the Security Deposit in Section 11.1 below which represents the first and last months' rents along with the rent for the period of November 15, 1992 to November 30, 1992 together with one and one half (1 1\2) months of real estate taxes ($1,752.60).

                            ARTICLE XI
                         SECURITY DEPOSIT

         Section 11.1 - DEPOSIT

         Tenant, concurrently with the execution of this Lease, has deposited with Landlord the sum of $7,000.00 receipt of which is hereby acknowledged by the Landlord, as a "Security Deposit". Said deposit shall be held by Landlord without liability for interest

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as security  for the  faithful  performance  by Tenant of all the terms of this Lease.

         Section 11.2 - USE AND RETURN OF DEPOSIT

         If any of the rents herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payment on behalf of the Tenant or Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Fixed Rent or loss or damage sustained by Landlord due to such breach on the part of Tenant and Tenant shall forthwith upon demand restore said security to the original sum deposited. Should Tenant comply with all of said terms and promptly pay all of the rentals as they fall due and all other sums payable by Tenant to Landlord, said deposit shall be returned in full to Tenant at the end of the Term.

         Section 11-3 - BANKRUPTCY

         In the event of Bankruptcy or other debtor-creditor proceedings against Tenant such security deposit shall be deemed to be applied first to the payment of rent and other charges due Landlord for all periods prior to filling of such proceedings.

         Section 11.4 - TRANSFER OF DEPOSIT

         Landlord may deliver the funds deposited hereunto by Tenant to the purchaser of Landlord's interest in the Premises in the event that such interest be sold and thereupon shall be discharged from any further liability with respect to such deposit. This provision shall also apply to any subsequent transferees.

                           ARTICLE XII
                         ADDITIONAL RENT

         Section 12.1 - STATUS OF CHARGES

         In addition to all rentals provided for by this Lease, the Tenant agrees to pay to Landlord as hereinafter provided, the additional charges as described in this Section for the purposes as hereinafter set forth and shall be subject to all provisions of this Lease and of law as to default in the payment of rent.

         Section 12.2 - UTILITIES AND OTHER OPERATING CHARGES

         (a) Tenant shall pay one half of the electricity, water, trash removal and one hundred percent (100%) of any additional


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trash pickups on a monthly  basis.  Landlord shall invoice Tenant
for such sums.                                                    [check mark]

         Section 12.3 - DAMAGES

         The Landlord shall not be liable to Tenant in damages or
otherwise  if  any  one or  more  of  said  utility  services  or obligations  hereunder is  interrupted  or terminated  because of necessary repairs, installations, construction and expansion, [check mark] [notation]5.1 or by reason of governmental regulation, statute, ordinance,  restriction  or  decree,  or any other  cause  beyond
Landlord's   reasonable   control.   No  such   interruption   or
termination of utility service shall relieve Tenant from any of its obligations under this Lease.


         Section 12.4 - REAL ESTATE TAXES

         (a) For each Calendar Year or part thereof, during the Term of this Lease, or any renewal term thereof, Tenant shall pay to Landlord one half (1\2) of the real estate taxes and assessments levied and assessed for any such calendar year upon the, building, and all other improvements (Real Estate Taxes) of the Property as previously defined. Such payments shall be made monthly representing 1\24th of the existing Real Estate Taxes assessed.

         (b) Within forty-five (45) days after the end of each Calendar Year, the Landlord shall furnish Tenant with a written statement of the actual amount of said Real Estate Taxes and of Tenant's proportionate share thereof for the preceding Calendar Year. Landlord shall, upon request of Tenant, furnish to Tenant a copy of the Real Estate Tax bill upon which such statement is based. Within fifteen (15) days after receipt of said statement by the Tenant, the Tenant shall pay to the Landlord any deficiency due the Landlord.

                           ARTICLE XIII
                              SIGNS

         Section 13.1 - TENANT'S OBLIGATIONS

         Tenant shall only erect such signs that have been reasonably approved by the Landlord and shall satisfy the requirements of all governmental authorities. Said signs shall be maintained in good condition by the Tenant. Tenant shall obtain all permits and licenses for its sign. Tenant shall not exhibit or affix any other type of sign, decal, advertisement, notice, other writing, awning, antenna or other projection to or on the roof or the outside walls or windows of the Premises or the building of which the Premises are a part, without Landlord's written approval.


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                           ARTICLE XIV
                     REPAIRS AND ALTERATIONS

         Section 14.1 - REPAIRS BY LANDLORD

         (a) Landlord shall keep the roof, structural portions, the exterior of the Premises, parking lot and other Common Areas, in good and tenable condition and repair during the Term of this Lease. However, if the need for such repair is directly or indirectly attributable to or results from the Tenant or its agents operation or acts, or is Tenant's responsibility, then, in such case, Tenant does hereby agree to and shall reimburse Landlord for all costs and expenses incurred by Landlord in respect to such repairs.

         (b) As used in this Section, the expression "structural portion and exteriors of the Premises" shall not be deemed to include store front or store fronts, plate glass, window cases or window frames, doors or door frames. It is understood and agreed that Landlord shall be under no obligation to make any repairs, alterations, renewals, replacements or improvements to and upon the Premises or the mechanical equipment exclusively serving the Premises at any time except as this Lease expressly provides.

         (c) Landlord shall not in any way be liable to Tenant for failure to make repairs as herein specifically required of Landlord unless Tenant has previously notified Landlord in writing of the need for such repairs and Landlord has failed to commence said repairs within a reasonable period of time, following receipt of the Tenant's written notification, and has not diligently pursued said repairs to completion.

         (d) The costs of maintaining the HVAC system for the Premises shall be borne equally by the Landlord and the Tenant.

         Section 14.2 - REPAIRS BY TENANT

         (a) It shall be Tenant's sole responsibility, at its own expense, to keep and maintain the interior of its Premises in good condition and repair. All repairs to the Premises or any installation, equipment or facilities therein or thereabout, other than those repairs required to be made by Landlord pursuant to Section 15.1, shall be made by Tenant. Said repairs shall include, but not be limited to, all necessary painting and decorating, the maintenance, repair and replacement of the heating, electrical and air conditioning systems, plumbing and sewer systems, under the slab and elsewhere which exclusively serves the subject Premises, store fronts, window and other glass, entrance and service doors and window frames, and any other mechanical or operational installations, exclusively serving the Premises.

         (b) All repairs and replacements required as a result of damage caused by fire and other casualty covered by the insurance of the parties hereto shall be made by the respective parties. All such repairs and replacements shall be in quality and class equal to the original work or item.

         (c)  Notwithstanding   anything  contained  herein,  the
Tenant shall, at Tenant's sole cost, repair or replace all glass contained in Tenant's Premises, including but not limited to, glass in doors, storefronts and windows.

         Section 14.3 - ALTERATIONS AND REMODELING

         (a) The Tenant, at its own expense, shall have the right during the Term of this Lease, or any renewal thereof, to make such interior alterations, changes and improvements to the Premises as the Tenant may deem necessary for its use and business, provided, however, that any major building or changes in the heating, ventilating and air conditioning systems shall not be made without Landlord's consent and such consent shall not be unreasonably delayed or withheld. All such alterations, changes and improvements, except trade fixtures, shall become the property of the Landlord upon installation and shall remain upon and be surrendered with the Premises upon termination of this Lease.

         (b) Tenant further agrees not to make any alterations, additions or changes to any storefront or sign, the exterior walls or roof of the Premises, nor shall Tenant erect any mezzanine or increase the size of the same if one is initially constructed or increase the size of the Premises unless and until the written consent of Landlord shall first have been obtained, said consent shall not be unreasonably delayed or withheld. Tenant shall be directly responsible for any and all damages resulting from any violation of the provisions of this Section.

                            ARTICLE XV
                              LIENS

         Section 15.1 - INDEMNIFICATION BY TENANT

         Tenant shall indemnify and save harmless the Landlord against all loss, liability, costs, attorney's fees, damages or interest charges as a result of any Mechanic's Lien or any other lien caused to be filed against the Property, the Premises or Tenant's Leasehold estate herein as a result of acts or omissions [check mark] of the Tenant or its agents, contractors and employees, and the Tenant shall, within thirty (30) days of the filing of any such Lien and written notice given to Tenant, remove, pay or cancel said Lien or secure the payment of any such Lien or Liens by bond or other acceptable security.

         Section 15.2 - TENANT'S RIGHT OF CONTEST

         Tenant shall have the right at all times and at its own expense to contest and defend on behalf of the Tenant or Landlord any action involving the collection, validity or removal of such Lien or Liens, upon giving adequate security to the Landlord for payment of such Lien.

                           ARTICLE XVI
                     INDEMNITY AND INSURANCE

         Section 16.1 - MUTUAL INDEMNIFICATION

         Landlord and Tenant shall indemnify and save each other harmless from legal action, damages, loss, liability and any other expense in connection with loss of life, bodily or personal injury or property damage arising from or out of the use or occupancy of their respective Premises or the Property occasioned wholly or in part by any contractors, employees or persons claiming through them.

         Section 16.2 - TENANT'S INSURANCE

         Tenant covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, and during the term of this Lease or any renewal thereof, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

         (a) PUBLIC  LIABILITY  INSURANCE - Tenant  shall keep in
full force and effect  Public  Liability  Insurance  and Products
Liability  Insurance in respect to the use and  occupation of its
Premises,  naming  both  Landlord  and  Tenant as  insured in the amount of $500,000.00 per person and $1,000,000.00 per occurrence on account of personal  injury to or death of one or more persons and  $100,000.00  on  account  of damage to  property,  and shall deposit a copy of the policy or policies of such insurance,  or a
certificate or certificates thereof, with Landlord.               [check mark]

         (b) TENANT'S IMPROVEMENTS AND BETTERMENTS - Tenant shall at all times during the Term hereof maintain in full force and effect, All Risk Coverage policy or policies of insurance naming both Landlord and Tenant as insured parties as their interests shall appear, covering all of Tenant's improvements and betterments in Tenant's Premises now existing or to be added, to the extent of ninety percent (90%) of their full replacement costs as updated from time to time during the Term of this Lease. In the event that Landlord has made a contribution to Tenant's improvements and betterments, then Landlord's insured interest shall not be less than the amount of said contribution.

         Said policy or policies shall provide protection against any peril included within the classification "All Risk Coverage", together with insurance coverage against sprinkler damage (if the Premises are sprinklered), vandalism and malicious mischief.

         The proceeds of Tenant's policy to the extent of the cost of any damage or loss to the Premises shall be used for the repair and replacement of the property damaged or destroyed. Landlord shall have the right to approve the plans and specifications. In the event Tenant's failure to commence, within fourteen (14) days after Landlord's approval of the plans for repair, and to diligently proceed to reconstruct or repair its portion of the damaged or destroyed Premises to its former condition prior to said casualty, then Landlord shall have the full control of the insurance proceeds and has a right to make all necessary repairs and if the proceeds are not sufficient to cover the repairs, the Tenant shall be liable for all additional costs.

         (c) TENANT ALTERATIONS - In the event that Tenant shall make alterations, additions or improvements to the Premises, Tenant agrees to keep and maintain such All Risk Insurance necessary to cover any such alteration, addition or improvement. It is expressly understood and agreed that none of such alterations, additions or improvements shall be insured by Landlord under Landlord's insurance nor shall Landlord be required under any provisions for reconstruction of the Premises to either reinstall, repair or replace any such alterations, improvements or additions.

         (d) ADDITIONAL HAZARDS - Tenant agrees it will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by the Standard Form of All Risk
Insurance Policy. IF TENANT'S BUSINESS IS RESPONSIBLE FOR ANY [check mark] INCREASE in premiums for All Risk Coverage Insurance, Tenant agrees to pay any increase that may be charged during the Term of this Lease or renewal period thereof on the amount of any Insurance which may be carried by the Landlord on said Premises.
Said additional premiums shall be payable by Tenant to Landlord upon ten (10) days written notice to Tenant.

         (e) Tenant may maintain any of its required Insurance under Blanket Policies of Insurance covering said Premises and any other Premises of Tenant, or companies affiliated with Tenant.

         (f) The above mentioned Insurance Certifications are to be provided by Tenant, for a period of not less than one (1) year, and that thirty (30) days prior to the expiration of any said policy of Insurance, the Tenant will deliver to the Landlord notice of any change or cancellation or renewal or new policy to take the place of the policy expiring, with the further understanding that should the Tenant fail to furnish said notice or policies as is provided in this Lease, and at the times herein provided, the Landlord may obtain such insurance and the premiums on such insurance shall be paid by the Tenant to the Landlord upon demand. Tenant shall notify Landlord forthwith in the event of any damage to persons or property occurring on the Premises from fire, accident, or any other casualty. The deductible portions of Insurance shall be first approved by Landlord as to the "amount of deductible" insurance carried by the Tenant.

         Section 16.3 - LANDLORD'S INSURANCE

         Landlord covenants and agrees that from and after the date of delivery of the Premises, from Landlord to Tenant, and during the term of this Lease or any renewal thereof, Landlord will carry and maintain, subject to Section 16.3 (c) hereof, the following types of insurance, in the amounts specified and in the form hereinafter provided for.

         (a) PUBLIC LIABILITY INSURANCE - Landlord shall keep and maintain in full force and effect Public Liability Insurance with minimum limits of $500,000.00 per person and $1,000,000.00 per occurrence on account of bodily injury to or death of one or more persons and $100,000.00 on account of damage to property.

         (b) ALL RISK COVERAGE - Landlord shall, at all times, keep and maintain in full force and effect All Risk Coverage policy or policies of insurance covering the roof, structural portions and perimeter walls of the Premises (excluding Tenant's fixtures, merchandise, personal property, wall coverings and betterments and any other item included in Tenant's insurance) in an amount not less than ninety percent (90%) of full replacement cost (exclusive of the cost of excavations, foundations and footings) updated from time to time during the term of this Lease or the amount of such insurance which Landlord's mortgage lender may require Landlord to maintain, whichever is the greater, providing protection against any peril generally included within the classification "All Risk Coverage", together with insurance against sprinkler damage, (if Premises are sprinklered), vandalism and malicious mischief.

         (c)   Landlord's   obligation  to  carry  the  insurance
provided for herein may be brought with the coverage of a so-called blanket policy or policies of insurance carried and maintained by Landlord, provided that the coverage afforded will not be reduced or diminished by reason of the use of such blanket policy of insurance. In the event the insurance rates shall increases during the term hereof, Tenant shall pay fifty percent (50%) of any such increase. exception: IF INCREASE CAUSED By UPSTAIRS TENANTS, LESSEE SHALL NOT BE LIABLE.

         Section 16.4 - WAIVER OF SUBROGATION

         (a) Neither party shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure, or other tangible property even though such loss and damage may have been occasioned by the negligence of such party, its agents or employees, except to the extent of the lower of any deductible amount, if any, of the All Risk Casualty Insurance policy required of either of the parties herein.

         (b) If, by reason of the foregoing, either party shall be unable to obtain any such insurance, such waiver shall be deemed not to have been made by such party and, provided further, that if either party shall be unable to obtain such insurance without the payment of any additional premium therefore, then, unless the party claiming the benefit of such waiver shall agree to pay such party for the cost of such additional premium within thirty (30) days after notice setting forth such requirement and the amount of the additional premium, such waiver shall be of no force and effect between such parties.

         (c) This waiver shall be in full force and effect only with respect to loss or damage occurring during such times as each party's respective policies and the right to remain insured shall not be invalidated by this waiver.

         Section 16.5 - LANDLORD NOT RESPONSIBLE FOR ACTS OF OTHERS

         Landlord shall not be responsible or liable to Tenant, or those claiming by, through or under Tenant, for any loss or damage to their person or property resulting from the acts or omissions of persons occupying space adjoining or adjacent to the Premises or connected to the Premises or any other part of the Property caused by the following acts, which include, but are not limited to, breaking, bursting, stoppage or leaking of electrical cables and wires, water, gas, sewer or steam pipes.

                           ARTICLE XVII
                  GENERAL RULES AND REGULATIONS

         Section 17.1 - UNIFORMITY

         Tenant, as a covenant and condition of this Lease agrees to comply with and perform the rules and regulations of the Landlord. Furthermore, Tenant agrees that Landlord has the right at any time to change and/or impose reasonable rules and regulations governing the conduct desirable to protect the general welfare and safety of the people, property, and business within the Property. In addition, the Tenant agrees to comply with the rules and regulations set forth herein.

         Section 17.2 - EXTRA HAZARDOUS CONDITIONS

         Tenant agrees not to use the Premises in a manner which will create extra hazardous conditions nor use said Premises in violation of any law, ordinance or regulation.

         Section 17.3 - OBSTRUCTION OF PASSAGEWAYS

         Tenant   agrees  not  to   obstruct   the   passageways,
driveways, approachways, walks, roadways, exits and entries in, to, from and through the Common Areas and all other parts of the Property used in common with other tenants.

                          ARTICLE XVIII
              SUBORDINATION AND ATTORNMENT BY TENANT

         Section 18.1 - SUBORDINATION BY TENANT TO THIRD PARTIES

         Tenant agrees that upon the request of Landlord, in writing, it will subordinate this Lease and the lien hereof to any present or future ground lease or mortgage to a bank, insurance company, similar financial institution or other entity, public or private, that may become necessary or desirable from time to time irrespective of the time of execution of said Lease or the time of recording of any such mortgage or mortgages. Tenant shall subordinate this Lease, provided that the holder of any such mortgage or ground lease, shall enter into an agreement with Tenant in recordable form, that in the event of foreclosure or other right asserted under the mortgage or ground lease by the holder or any assignee thereof, this Lease and the right of Tenant hereunder shall continue in full force and effect and shall not be terminated or disturbed unless the Tenant is in default under this Lease.

         Section 18.2 - ATTORNMENT TO TENANT

         (a) Tenant agrees that if the mortgagee or the holder of any ground lease or any person claiming under said Mortgage or ground lease, shall succeed to the interest of Landlord in this Lease, the Tenant shall recognize and attorn to said mortgage or person as Landlord under the terms of this Lease.

         (b) Tenant agrees that it will, upon the request of Landlord, execute, acknowledge and deliver any and all instruments necessary or desirable to give effect or notice of such subordination and failure of the Tenant to execute any such document or instrument on demand shall constitute a default by Tenant under the terms of this Lease. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments and modifications,
consolidations,    extensions,    renewals,    replacements   and
substitutes thereof.

         Section 18.3 - LANDLORD AS ATTORNEY-IN-FACT FOR TENANT

         If Tenant within ten (10) days after  submission of such
instrument  fails  to  execute  the  same,   Landlord  is  hereby
authorized to execute the same as attorney-in-fact for Tenant.

                           ARTICLE XIX
                        RIGHTS OF LANDLORD

         Section 19.1 - LANDLORD'S RIGHT TO REPAIR

         Landlord, or its authorized agents, after reasonable written notice to Tenant, may go upon and inspect the Premises or any portion of the Property, and, if necessary shall, after ten
(10) days written notice to Tenant, make those needed repairs which are the Tenant's obligation to perform and which Tenant has failed to do. Said work performed shall be chargeable to the Tenant and shall be due and payable forthwith upon notice of said costs.

         Section 19.2 - LANDLORD'S RIGHT TO AFFIX SIGN

         Landlord has a right to install or place upon, or affix to the roof and exterior walls of the Premises, equipment, non-competitive signs, displays, antennas and other object or structure of any kind, provided the same shall not materially impair the structural integrity of the building or interfere with Tenant's occupancy.

         Section  19.3 -  LANDLORD'S  RIGHT  TO MAKE  PAYMENT  ON
BEHALF OF TENANT

         Landlord has a right to make payments on behalf of the Tenant where Tenant defaults in its payments or obligations under the terms of this Lease. Said payments by the Landlord shall be considered as an "Additional Charge" and be payable on demand.

                            ARTICLE XX
                    ASSIGNMENT AND SUBLETTING

         Section 20.1 - LANDLORD'S CONSENT REQUIRED

         (a) The Tenant, Tenant's legal representatives or successors in interest to any part or the whole of the Premises, shall not mortgage, pledge, encumber, franchise, assign or in any manner transfer this Lease, voluntarily or involuntarily, by operation of law or otherwise., nor shall the Tenant permit the Premises or any part thereof to be sublet, used or occupied for the conduct of any business by any third person or business entity, or for any purpose other than is herein authorized, without the prior written consent of the Landlord.

         (b) It is expressly agreed between the parties hereto that as a condition to granting any such consent, if such consent is given, the assignee or subtenant shall agree to pay as Fixed Rent for the Premises, any increase in the prevailing market rental per square foot for similar Premises in commercial shopping centers over the Fixed Rent set forth in this Lease.

         (c) Any consent by Landlord to any assignment or subletting, or other operation by a concessionaire, or licensee, shall not constitute a waiver of the necessity for such consent under any subsequent assignment of subletting or operation by a concessionaire or licensee.

         (d) Reference anywhere else in this Lease to an assignee or subtenant shall not be considered as a consent by the Landlord to such assignment or subletting nor as a waiver against the same except as specifically permitted in this Section.

         Section 20.2 - INSOLVENCY PROCEEDINGS

         In the event an assignment of the Premises is caused through the operation of law due to Tenant's voluntary or involuntary entering into any type of insolvency proceedings under the U.S. Bankruptcy Code, said assignment shall be subject to any and all conditions contained in Section 365 of said Code or any other section pertaining to the termination, assumption, assignment and rejection of executory contracts for leases.


         Section 20.3 - TRANSFER OF CORPORATE SHARES

         A change in the control of a Tenant, other than a corporation which is listed on a national security exchange as defined in the Securities Exchange Act of 1934 and as amended, whether said change of control shall consist of the transfer of stocks, the sale of assets or any agreement creating a right in anyone other than the original shareholders of said corporate Tenant, excepting to members of the immediate family of said original shareholders, to conduct the Tenant's business, without the prior consent, in writing, of Landlord to said change in control or operation, shall constitute an attempted assignment or subletting in violation of this Section and shall be null and void and of no effect. Such consent shall not be unreasonably withheld and no changes shall be made in the Lease until the end of Term.

         Section 20.4 - TRANSFER OF OTHER BUSINESS INTERESTS

         If Tenant is a partnership, general or limited, or any other type of business entity other than a corporation, and if at any time during the term hereof of any extension or renewal [check mark] thereof, the person or persons who at the time of the execution [markings] of this Lease owns or own the general partners' interest, such cessation of ownership shall constitute an assignment of this Lease for all purposes of this Section (except as a result of transfers by bequests or inheritance).

         Section 20.5 - ACCEPTANCE OF RENT BY LANDLORD

         If this Lease be assigned, or if the Premises, or any part thereof, be subleased or occupied by anybody other than Tenant with or without the Landlord's consent, Landlord may collect from assignee, subtenant or occupant, any rent or other charges payable by Tenant under this Lease and apply the amount collected to the rent and other charges herein reserved, but such collection by Landlord shall not be deemed a waiver of the provisions of this Lease, nor an acceptance of this assignee, subtenant or occupant, as a Tenant of the Premises.

         Section 20.6 - NO RELEASE OF TENANT'S LIABILITY

         No assignment or subletting or any other transfer by Tenant, either with or without Landlord's consent, required or otherwise, during the term of this Lease or any renewal period thereafter shall release the Tenant from any liability under the terms of this Lease nor shall the Tenant be relieved of the obligation of performing any of the terms, covenants and conditions of this Lease.

                           ARTICLE XXI
                      DAMAGE OR DESTRUCTION

         Section  21.1 -  LANDLORD'S  OBLIGATION  TO  REPAIR  AND
RECONSTRUCT

         (a) If the Premises shall be damaged by fire or other casualty insurable under standard extended coverage insurance but are thereby rendered untenable in whole or in part, Landlord shall cause the Premises to be repaired in accordance with Section (d) herein and the rent shall not be abated. If, by reason of such occurrence, the Premises shall be rendered untenable only in part, Landlord shall cause the Premises to be repaired in accordance with Section (d) herein, and only the Fixed Rent shall be abated proportionately as to the portion of the Premises rendered untenable until the Premises so repaired is reopened for business.

         (b) If the Premises shall be rendered wholly untenable by reason of such occurrence and the remainder of the term of the

Lease (hereinafter called the "residual term") is two (2) years or more, Landlord shall cause the Premises to be repaired in accordance with Section (c) herein (subject to reasonable delays occasioned by adjustment of losses with insurance carriers or for any cause beyond Landlord's control), and the Fixed Rent shall be abated, and upon delivery of possession of the restored Premises to Tenant, this Lease shall thereupon continued for the residual term and any renewal or extension thereof.

         (c) If Landlord is required or elects to repair or reconstruct the Premises under the provisions of this Article 22, its obligations shall be limited to those repairs to the Premises which were Landlord's obligation to perform for Tenant at the commencement date of this Lease. Tenant, at Tenant's expense, shall promptly perform all repairs and restoration not required to be done by Landlord and shall promptly refixture and reconstruct the Premises and recommence business in all parts thereof.

         (d) Tenant shall not be entitled to any compensation or damages, other than stated herein, from Landlord for the loss of the use of the whole or any part of the Premises or damage to Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

         Section 21.2 - LANDLORD'S OPTION TO TERMINATE

         If the Premises are (1) rendered  wholly  untenable,  or
(2) damaged as a result of any cause which is not covered by Landlord's insurance or (3) damaged or destroyed in whole or in part during the last two years of the Term, or if the Property is damaged to the extent of fifty percent (50%) or more of the Gross Leasable Area thereof, therein any of such events, Landlord may elect to terminate this Lease by giving to Tenant notice of such election within ninety (90) days after the occurrence of such event. If such notice is given, the rights and obligations of the parties shall cease as of the date of such notice, and Rental (other than Rent due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination.

         Section 21.3 - DEMOLITION OF LANDLORD'S PROPERTY

         If the Property is so substantially damaged that it is reasonably necessary, in Landlord's judgment, to demolish a portion of the said Property, including the Premises for the purpose of reconstruction, Landlord may demolish the Premises, in which event Tenant's rent and other charges shall be abated until Tenant's Premises are restored.

                           ARTICLE XXII
                           CONDEMNATION

         Section 22.1 - EFFECT OF TAKING

         (a) In the event the whole or any part of the Premises, Property or Common Areas shall be taken for public or quasi-public use or condemnation under eminent domain, this Lease shall terminate as to the part so taken on the date possession is yielded to the condemning authority.

         (b) In the event the portion of the Premises so taken substantially impairs the usefulness of the Premises for the purposes hereinbefore granted to the Tenant, either party may terminate the Lease by written notice within thirty (30) days prior to the actual physical taking.

         (c) For the purpose of this Article, a voluntary sale or
conveyance  in  lieu  of   condemnation,   but  under  threat  of
condemnation, shall be deemed an appropriation or taking under the power of eminent domain.

         (d) If this Lease is not terminated as above provided following any of such actual takings, then the Landlord shall, at its expense make all necessary repairs or alterations to the basic building and exterior work so as to constitute the remaining Premises as complete architectural units and proportionate allowance shall be made in the fixed rental and additional changes based on proportion of the Premises remaining as compared to the original Premises.

         Section 22.2 - COMPENSATION AND AWARDS

         All compensation awarded for any taking of the fee and the leasehold, or any part thereof, shall belong to and be the property of the Landlord. Tenant hereby assigns to the Landlord all right, title and interest of Tenant in and to any award made for leasehold damages and/or diminution in the value of Tenant's leasehold estate. Tenant shall have the right to claim such compensation as may be separately awarded or allocated by reason of the cost or loss to which Tenant might be put in removing Tenant's merchandise, fixtures, leasehold improvements and equipment. Compensation as used in this Section shall mean any award given to the Landlord for such taking in excess of, and free and clear of, all prior claims of the holders of any mortgages or other security interests.

         Section 22.3 - CONDEMNATION OR BREACH OF LEASE

         Any such appropriation or condemnation proceedings shall not operate as or be deemed an eviction of Tenant or a breach of Landlord's covenant for quiet enjoyment.

                          ARTICLE XXIII
                             DEFAULT

         Section 23.1 - ACTS OF DEFAULT

         Landlord, in addition to all other remedies given to Landlord in law or in equity may, be written notice to Tenant, terminate this Lease, or without terminating this Lease, re-enter the Premises by summary proceedings or otherwise, and may dispossess the Tenant in any of the following circumstances:

         (a) In the  event  Tenant  shall  be in  default  in the
payment of Fixed Rent, or any Additional Charge or Charges, or in
the  payment  of any other sums of money  required  to be paid by
Tenant to  Landlord  under this  Lease,  or as  reimbursement  to
Landlord  for sums  paid by  Landlord  on behalf of Tenant in the performance  of the  covenants  of this  Lease,  and  said  acts, default or omissions are not cured within  fifteen (15) days from [check mark]
due date.                                          ----

         (b) In the event Tenant shall be in default in the performance of any other covenants, terms, conditions, provisions, rules and regulations of this Lease excepting those items listed in the above section (a) and if such default is not cured within thirty (30) days after written notice thereof is given by the Landlord, excepting such defaults that cannot be cured completely within such thirty (30) day period and Tenant, within said thirty (30) day period, promptly commences to proceed with diligence and in good faith to remedy such default.

         (c) Subject to Section 365 of the U.S. Bankruptcy Code, the filing of a petition proposing the adjudication of Tenant or Guarantor of Tenant's obligation hereunder as a bankrupt or insolvent or the reorganization of Tenant or any such Guarantor or an arrangement by Tenant or any such Guarantor with its creditors, whether pursuant to the Federal Bankruptcy Code or any similar federal or state proceeding and such action is dismissed with thirty (30) days after the date of its filing.

         (d) The sale of Tenant's interest in the Premises under attachment, execution or similar legal process.

         (e) The making by Tenant or any such Guarantor of an assignment for the benefit of creditors.

         (f) If the Tenant shall vacate the Premises or shall fail to operate its business on the days and hours required, or fails to continuously occupy and conduct Tenant's business in the Premises.

         Section 23.2 - ABANDONMENT

         Other than for the period that business shall close annually for two weeks, in the event that the premises shall not be occupied for fifteen (15) consecutive days, then such shall be deemed an abandonment of the premises without any notice as may be required under this section.

         Section 23.3 - REMEDIES

         Landlord, in addition to all other remedies given to Landlord in law or in equity may, by written notice to Tenant, terminate this Lease, or without terminating this Lease re-enter the Premises by summary proceedings or otherwise, and may dispossess the Tenant in any of the following circumstances.

         (a) In the event of such re-entry, Landlord shall have the right to remove all persons therefrom, to recover the possession thereof by legal proceedings or otherwise, and to use such force to enter and regain possession thereof as Landlord shall deem proper without being liable to any civil action or criminal prosecution therefore. No such re-entry by Landlord shall be deemed a termination of this Lease or an acceptance of a surrender of this Lease. In event of such re-entry the Landlord shall have the right to relet or subdivide the Premises for any period equal to or greater or less than the remainder of the original Term of this Lease, for any rental which it may deem reasonable, to any other Tenant which Landlord may select and for any use and purpose which Landlord may designate.

         (b) In the event of a default by Tenant, of any of the terms, provisions, covenants, conditions, rules and regulations of this Lease, Landlord shall have the right to an injunction and the right to invoke any remedies available to Landlord, which rights are declared to be cumulative and concurrent. No termination of this Lease, nor any taking or recovering of possession of the Premises shall deprive Landlord of any of its remedies or actions against Tenant for past or future rent, nor shall the bringing of any action for rent or other default be construed as a waiver of the right to obtain possession of the Premises.

         Section 23.4 - DAMAGES

         (a) If this Lease is terminated by Landlord pursuant to this Article XXIV, Tenant nevertheless, shall remain liable for any rental and additional charges which may be due or sustained prior to such termination and reasonable costs, fees and expenses incurred by Landlord in pursuant of its remedies hereunder.

         (b) In the event of a reletting, Landlord may apply the rent therefrom first to the payment of Landlord's reasonable expenses including but not limited to attorney's fees incurred, expense of reletting, repairs, brokerage fees, subdividing, renovation or alteration of the Premises and then to the payment of rent and all other sums due from Tenant hereunder, Tenant shall remain liable for any deficiency.

         Section 23.5 - REPEATED DEFAULT

         (a) Notwithstanding anything to the contrary set forth in this Lease, if Tenant shall be in default in the timely payment of any rent or any additional charges due Landlord from Tenant or the payment of any other money due Landlord from Tenant under the terms of this Lease, any such default shall be repeated two (2) times in any period of twelve (12) consecutive months, then, notwithstanding that such default shall have been cured within the applicable periods, as provided in this Lease, any further similar default within said twelve (12) month period shall be deemed to be a repeated Event of Default.

         (b) In the event of a Repeated Event of Default, Landlord, without giving Tenant any notice and without affording
Tenant an opportunity to cure the default, may terminate this Lease forthwith without notice to Tenant.

                           ARTICLE XXIV
                             NOTICES

         Section 24.1 -  NOTICES TO TENANT AND LANDLORD

         Any notice or consent required to be give by or on behalf of either party upon the other shall be in writing and shall be given by mailing such notice or consent by Registered or Certified Mail, Return receipt Requested, addressed to the Landlord at 2200 N.W. 2ND AVENUE, BOCA RATON, FL
 and either party may designate a substitute address at any later time hereafter. Any such notice shall be deemed given when mailed as in this Section provided, or delivered personally, or by facsimile, to the Parties and Authorized Agents and/or Officers.

                           ARTICLE XXV
                          MISCELLANEOUS

         Section 25.1 - ACCORD AND SATISFACTION

         No payment by Tenant or receipt by Landlord of a lesser amount than any payment of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease or available at law or in equity.

         Section 25.2 - COMPLETE AGREEMENT

         This Lease contains the entire agreement between the parties hereto, and no agent, representative, salesman or affiliate of Landlord hereto has authority to make or has made any statement, agreement or representation, either oral or written, in connection herewith, modifying, adding or changing the terms and conditions herein set forth. No dealings between the parties or custom shall be permitted to contradict various additions to or modify the terms hereof. No modification of this Lease shall be binding unless such modification shall be in writing and signed by the parties hereto.


         Section 25.3 - CONSENTS

         Neither Landlord nor Tenant shall unreasonably withhold approval, or consent when required from either party under the terms of this Lease (except where otherwise stated herein) provided, however, that Landlord shall not have deemed to have unreasonably withheld such approval or consent if its Mortgagee shall refuse to permit Landlord to grant such consent.

         Section 25.4 - COMPLIANCE WITH GOVERNMENTAL AUTHORITIES

         Tenant, at its own expense, shall comply with all valid requirements of the Fire Underwriters Association and all duly constituted governmental authority and further shall comply with any Federal, State, County or local law or ordinance applicable to the use and occupancy of the Premises for any repairs or work performed on said Premises by the Tenant. The Tenant will indemnify Landlord and save Landlord harmless from any against any penalty, damage or charge imposed for any violation by Tenant, its Assignees, subtenants, licensees, agent and employees of any said requirements.

         Section 25.5 - EFFECTIVE DATE OF LEASE

         Submission of this instrument for examination or execution by Tenant does not constitute a reservation of nor option for Lease, and this instrument shall not become effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant. This Lease shall only become effective and binding upon the parties in establishing the relationship of Landlord and Tenant as of the date first written above, but not earlier than the date Landlord executes this Lease.

         Section 25.6 - ESTOPPEL CERTIFICATE BY TENANT

         Tenant agrees at any time, upon not less than ten (10) days prior written request by the Landlord, to execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force as modified and stating the modifications), the dates to which the basic rent and other charges have been paid in pursuance to this Lease and such other certification concerning, the Lease as may be reasonably required by Landlord or Landlord's Mortgagee. Tenant further agrees that said statement may be relied upon by any prospective purchaser of the fee, mortgagee or assignee of any mortgage on the fee of the Premises. If Tenant within 10 days after submission of such instrument fails to execute the same, Landlord is hereby authorized to execute the same as attorney-in-fact for Tenant.

         Section 25.7 - FORCE MAJEURE

         Landlord and/or Tenant shall be excused for the period of delay in the performance of any of their obligations hereunder, except their respective obligation to pay any sums of money due under the terms of this Agreement, and shall not be considered in default, when prevented from so performing by cause of causes beyond Landlord's or Tenant's control, including, but not limited to, all labor disputes, civil commotion, war, fire, or other casualty, governmental regulations, statutes, ordinances, restrictions or decrees, or through acts of God.

         Section 25.8 - INTERPRETATION

         The law of the State of Florida shall govern the validity, performance and enforcement of this Lease. If any part of this Lease shall be adjudged by any court of competent jurisdiction to be invalid, such judgment shall not affect or impair any other provision.

         The parties hereto confirm that all of the terms and covenants contained herein were prepared by both parties hereto and all negotiations, consideration, representations and understandings between the parties are incorporated herein, and may be modified or altered only by agreement, in writing, between the parties.

         Section 25.9 - MEMORANDUM OF LEASE

         This Lease shall not be recorded, but a Memorandum of Lease describing the property herein demised giving the term of this Lease and renewal rights, if any, and referring to this Lease, shall be executed by Landlord and Tenant in recordable form at the request of either party, and may be recorded by either party.

         Section 25.10 - QUIET ENJOYMENT

         Landlord hereby covenants and agrees that if Tenant shall perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during the continuance hereof have the peaceful and quiet enjoyment and possession of the Premises without any manner of hindrance from Landlord or any person or persons lawfully claiming the Premises, save and except in the event of the taking of said Premises by public or quasi-public authority as hereinbefore provided.

         Section 25.11 - RENT DEMAND

         Every demand for rent due wherever and whenever made shall have the same effect as if made at the time if falls due and at the place of payment, and after the service of any notice or commencement of any suit, or final judgment therein, Landlord may receive and collect any rent due, and such collection or receipt shall not operate as a waiver or nor affect such notice, suit or judgment.

         Section 25.12 - SECTION HEADINGS

         The Section Headings and Title Headings contained herein are for convenience only and do not define, limit, or amplify the contents of such Sections.

         Section 25.13 - SUCCESSORS AND ASSIGNS

         The conditions, covenants and agreements contained in this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. All covenants and agreements of this Lease shall run with the land.

         Section 25.14 - TRANSFER OF LANDLORD'S INTEREST

         The Landlord shall be liable under this Lease only while the Owner of the Premises, and if Landlord should sell or otherwise transfer Landlord's interest in the Premises upon an undertaking by the purchaser, or transferee, to be responsible for all of the covenants and undertakings of Landlord, Tenant agrees that Landlord shall thereafter have no liability to Tenant under this Lease or any Modification or Amendment thereof, or extensions or renewals thereof, except for such liabilities which might have occurred prior to the date of such sale or transfer of Landlord's interest.

Section 25.15 - WAIVER OF LANDLORD

         (a) Landlord shall have the right at all times to enforce the covenants, conditions and legal rights or remedies of this Lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Landlord in refraining from so doing at any time or times. No failure by the Landlord to insist upon the strict performance of any term or condition of this Lease or to exercise any right or remedy available, legal or equitable, or a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach shall constitute a waiver of such breach or any such term, condition or right.

         (b) No term or condition of this Lease required to be performed by the Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by the Landlord.

         (c) A waiver by Landlord in respect to any other tenant of this Property in which the Premises are located shall not constitute a waiver in favor of any other tenant, nor shall the waiver of the breach of any condition be claimed, if pleaded to excuse a future breach of the same condition or covenant or any other condition, covenant, provision, rule and regulation of this Lease.

         Section 25.16 - BROKERAGE COMMISSION

         Landlord (Optionor), by the execution of this Agreement, hereby agrees to pay a fee to TENACE REALTY, INC. (60%) AND JOHN [check mark]
T.  LASCHA  (40%) as  Broker/Agent,  in the amount of six percent
(6%) of the first  year's  rent and  annually  thereafter  unless
Tenant shall be in default herein. However, Landlord shall pay to Broker six percent (6%) of all rent received after the first year and, further, and in addition thereto, to pay a commission to said Broker/Agent in the amount of Six Percent (6%) of the purchase price, as hereinabove set forth, in the event that the Option to Purchase is exercised, said commission to be paid at the closing of the transaction and delivery of the Warranty Deed.
In the event that Lessee shall exercise said Option to Purchase prior to the end of any lease year for which Broker has been paid a Rental Commission Broker/Agent, by execution hereof, hereby agrees that the rental fee paid in advance shall be prorated accordingly and a credit shall be given against the commission to be paid to Broker/Agent at closing, as herein set forth.

         Section 25.17 - FURNITURE, FIXTURES, AND EQUIPMENT

         An inventory is to be taken with ten (10) days of the date of this Lease. The remaining furniture, fixtures, and equipment on the property shall be the property of the Landlord and Landlord shall be responsible for removing the remaining furniture, fixtures, and equipment which is not on the inventory.

                           ARTICLE XXVI
                       CONDITIONS PRECEDENT

         This Lease, Option, and Sales Agreement are contingent upon the premises and the property conforming to all City, County, and State zoning, parking, health regulations and the issuance of an occupational license for a 300 seat dinner theater. If the license can not be obtained within fifteen (15) days of the date of execution by both parties of this Lease, unless otherwise agreed this Lease is null and void and all deposits shall be returned. Such conditions shall be waived upon the taking of possession of the Demised Premises.

         IN WITNESS WHEREOF, the parties hereto have executed these presents, the day and year first written above.

Signed in the presence of:
                                    LANDLORD:

/s/Paul Janello                     /s/Marion Wentworth
                                    MARION WENTWORTH
-------------------------
                                    TENANT:
                                    CLASSIC RESTAURANTS
                                    INTERNATIONAL, INC.

/s/Susan Robinson                   BY:/s/Jack Lascha
                                       JACK LASCHA, President
-------------------------
                                    REALTORS:

_________________________           TENACE REALTY INC.

_________________________           BY:/s/William Ciano
                                       WILLIAM CIANO, Broker

/s/Paul Janello                     J.T. LASCHA

_________________________           BY:/s/J.T. Lascha
                                       J. T. Lascha
\work\ssr\wentwort\lease
                                       /s/Steve L. Shaw
                                       [markings]       , SECT

                           EXHIBIT "A"

                            RADON GAS

         Radon gas is a natural occurring gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in Florida. Additional information regarding radon and radon testing may be obtained from you county public health unit.

                           EXHIBIT "B"

                  GUARANTY BY PARENT CORPORATION

         For value received and in consideration for and as an inducement to Landlord making the within Lease with Tenant, the undersigned, on behalf of itself, its legal representatives, heirs, successors and assigns, jointly and severally, absolutely and unconditionally guarantees to Landlord, Landlord's successors and assigns, the full performance and observance of all the provisions therein provided to be performed and observed by Tenant, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefore, all of which the undersigned expressly agrees that the validity of this agreement and the obligations of the undersigned guarantor hereunder shall not be terminated, affected or impaired by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the within Lease. The undersigned further agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of the Lease. As a further inducement to Landlord to make this Lease and in consideration thereof, Landlord and the undersigned agree that, in any action or proceeding brought by either Landlord or the undersigned against the other on any matters whatsoever arising out of, or by virtue of the terms of this Lease or of this guaranty, Landlord and the undersigned shall, and do hereby absolutely and unconditionally, waive trial by jury. In the event the Landlord incurs any expenses in the enforcement of this guaranty, whether legal action be instituted or not, the undersigned agrees to be liable for same (including without limitation, reasonable attorney's fees) and to pay same promptly on demand by Landlord. The undersigned acknowledges receipt of a complete copy of the Lease with all Exhibits and other attachments, if any.

         Date:  _______________________

Witnesses:                           CROWN RESOURCES, INC.,  a
                                     Georgia corporation

__________________________           By:________________________
                                                      , President
--------------------------

                           ADDENDUM "A"

                        OPTION TO PURCHASE


         Landlord hereby grants to Tenant an Option to Purchase the Premises at any time Tenant may elect prior to June 1, 1994, at a price of One Million Three Hundred Thousand and no\100 ($1,300,000.00), provided Tenant shall have fully performed all of the terms and conditions of this Agreement and shall have made all payments required hereunder to that time. Said Option to Purchase may be exercised at any time before June 1, 1994 by the giving of forty five (45) days prior written notice to Landlord of such intention to exercise such Option; provided, however, that shall Tenant not give notice to Landlord on or before June 1, 1994 of its intention to exercise such Option, then, in such event, such Option to Purchase shall be deemed not to have been exercised, all rights granted hereunder shall be forfeited.

         In the event of Tenant's exercise of the Option to Purchase, as herein provided, Landlord agrees to convey the Premises to Tenant by statutory Warranty Deed, free and clear of all encumbrances, excepting taxes and assessments accruing subsequent to closing which, under the Agreement, are to be prorated as of the date of closing and those matters of record, including any existing mortgages. The closing shall occur pursuant to the Standards of Real Estate Practice generally in effect in Palm Beach County, Florida at the time of closing, in accordance with the Deposit, Receipt and Contract for Sale and Purchase as attached hereto as Exhibit "1":

         As consideration for the granting of this Option to Purchase by Landlord to Tenant, Tenant shall have paid to Landlord the sum of Twenty Five Thousand and no\100 Dollars
($25,000.00), as set forth in said Contract.

Signed in the presence of:
                                      LANDLORD:

/s/Paul Janello                       /s/Marion Wentworth
__________________________            MARION WENTWORTH

                                      TENANT:
                                      CLASSIC RESTAURANTS
                                      INTERNATIONAL, INC.

/s/Susan Robinson                     By:/s/Jack Lascha
                                         JACK LASCHA, President
--------------------------
[marking]                                /s/Steven L. Shaw

                           ADDENDUM "B"

                         OPTION TO RENEW


         Provided Tenant shall not be in default herein, Landlord hereby grants to Tenant an Option to Renew the Lease under the same terms and conditions as this Lease with the exception of rents for an additional five (5) years. The rent during this additional five (5) year period shall be adjusted by applying the cost of living index used by HUD to adjust rents. Said Option to Renew must be exercised sixty (60) days prior to the expiration date of this Lease by written notice to Landlord of such intention to exercise such Option; provided, however, that should Tenant not give notice to Landlord on or before October 2, 1997 of its intention to exercise such Option, then, in such event, such Option to Renew shall be deemed not to have been exercised, and all rights granted hereunder shall be forfeited.

Signed in the presence of:
                                       LANDLORD:
/s/Paul Janello                        /s/Marion Wentworth
                                       MARION WENTWORTH
-----------------------------

                                       TENANT:
                                       CLASSIC RESTAURANTS
                                       INTERNATIONAL, INC.

/s/Susan Robinson                      By:/s/Jack Lascha
                                          JACK LASCHA, President
-----------------------------
                                          /s/Steven L. Shaw

                           ADDENDUM "C"

         This Addendum "C" to that certain Lease dated the 7th day of October, 1992, therein MARION WENTWORTH, as Landlord, and CLASSIC RESTAURANTS INTERNATIONAL, INC., as Tenant, amends and modifies the same as hereinafter set forth:

         1. That Article I, Definitions, Section 1.1 (a) be modified to provide that the Property shall also include furniture, fixtures, and equipment located in the Premises excluding the bars and appurtenances thereto and the sound and lighting and other electronic equipment. Such tangible personal property shall remain the Property of the Landlord subject to the Lease herein.

         2. That Article XXV, Miscellaneous, Section 25.17 shall be amended to provide that the requirement to take an inventory is hereby moot and that the furniture, fixture and equipment located in the Premises shall be part of the Property leased by the Landlord to the Tenant excluding the bars and appurtenances thereto and the sound, lighting and other electronic equipment.

         3.  Other  than   hereinabove  set  forth,   said  Lease
Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed these presents this 15 day of OCTOBER, 1992.

Signed in the presence of:

                                         LANDLORD:
_____________________________            /s/Marion Wentworth
                                         MARION WENTWORTH
-----------------------------
                                         TENANT:
                                         CLASSIC RESTAURANTS
                                         INTERNATIONAL, INC.

_____________________________            BY:/s/Jack Lascha
                                            JACK LASCHA, President
-----------------------------

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